Exhibit 99.4

RISK FACTORS SUMMARY

Below is a summary of certain risks and uncertainties relating to the Business Combination and the business of Origin Materials, Inc. (“Origin”). The risks and uncertainties described below are not the only ones Origin faces, and you should consider them together with all of the other information included in our filings with the United States and Exchange Commission (the “SEC”) when evaluating Origin’s business, including a more detailed set of risk factors to be included in a registration statement on Form S-4 to be filed by Artius in connection with the Business Combination.

Risks Related to Origin’s Business and Industry

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Origin is an early stage company with a history of losses, and its future profitability is uncertain. Origin expects that its net losses will continue for the foreseeable future. Based on its estimates and projections, which are subject to change and which may not be met, Origin does not expect to generate revenue until 2023 and does not expect to reach commercial scale production until 2025. Even if Origin is able to commercialize its products and generate revenue from product sales, it may not become profitable for many years, if at all.

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Origin’s financial projections are subject to significant risks, assumptions, estimates and uncertainties, and actual results may differ materially. These estimates and assumptions include estimates of the total addressable market for its products, assumptions regarding customer demand and performance under existing offtake agreements and capacity reservation agreements, as well as anticipated customer agreements currently in negotiations, and assumptions regarding its ability to scale production to meet increased demand. These estimates and assumptions are subject to various factors beyond Origin’s control, including, for example, changes in customer demand, increased costs in Origin’s supply chain, increased labor costs, price stability of feedstock, changes in the supply of feedstock, increased construction costs for Origin’s plants, changes in the regulatory environment, the impact of global health crises and changes in Origin’s executive team. Origin’s financial projections and future performance are based, in part, on current contracts under negotiation with and indications of interest from potential customers that may withdraw from such negotiations and indications of interest. Such withdrawals may have an adverse effect on Origin’s future financial condition, results of operations and prospects, as well as assumptions regarding the exercise of options by existing customers. These estimates and assumptions are subject to various factors beyond Origin’s control; therefore, its future financial condition and results of operations may differ materially from its financial projections.

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Origin’s failure to manage growth effectively could have a material and adverse effect on its business, results of operations and financial condition. To manage the growth of its operations, Origin must establish appropriate and scalable operational and financial systems, procedures and controls and must ensure it builds and maintains a qualified finance, administrative and operations staff.

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Origin’s business plan and financial projections, including with respect to EBITDA profitability, assume Origin can secure substantial additional project financing and government incentives. Such financing and government incentives have not yet been secured and may not be available on commercially reasonable terms or at all. Origin and any of its current and future subsidiaries may incur substantial additional debt in the future, subject to the limitations in existing and future debt facilities and project finance documents. In addition, the ability to obtain financing for future proposed facilities may depend in part on Origin’s ability to enter into sufficient customer agreements prior to the commencement of construction. Origin’s indebtedness could have significant negative consequences for its business, results of operations and financial condition, including, among others: increasing its vulnerability to adverse economic and industry conditions; limiting its ability to obtain additional financing; requiring the dedication of a substantial portion of its cash flow from operations to service its indebtedness, thereby reducing the amount of its cash flow available for other purposes; limiting its flexibility in planning for, or reacting to, changes in its business; and placing Origin at a possible competitive disadvantage compared to less leveraged competitors or competitors that may have better access to capital resources.

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Construction of Origin’s plants may not be completed in the expected timeframe or in a cost-effective manner. Any delays in the construction of Origin’s plants could severely impact Origin’s business, financial condition, results of operations and prospects.

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Origin’s proposed future production facilities, including Origin 2, will be in the developmental stage for several years until commercial production and volume commitments are expected to begin to be satisfied during 2025. As of February 2021, Origin has not selected a site for the Origin 2 or any future facility and may have difficulty finding a site with appropriate infrastructure and access to raw materials. Origin has no agreement with an engineering, procurement and construction firm in relation to these future facilities; consequently, Origin’s management cannot predict on what terms such firm may agree to design and construct these future facilities. The design and construction of each future facility may experience cost overruns and delays that could materially and adversely affect Origin, and the cost to acquire or lease the land necessary to construct such future facilities may be substantial. Origin’s subsequent facilities will present similar risks and uncertainties.

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Origin may seek to obtain additional government grants and subsidies in the future to offset all or a portion of its operating costs and the costs of its research and development activities. Origin cannot be certain that it will be able to secure any such government grants or subsidies. The terms of these grants may limit Origin’s activities, and these grants may be terminated, modified or recovered by the granting governmental body under certain conditions.

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The value of Origin’s products may be dependent on the value of carbon credits, programs relating to low-carbon materials and products standards and other similar regulatory regimes or the implicit value of decarbonized materials. The value of these credits fluctuates based on market forces outside of Origin’s control. There is a risk that the supply of low-carbon alternative materials and products outstrips demand, resulting in the value of carbon credits declining. Any such declines could mean that the economic benefits from its efforts to de-carbonize its operations might not be realized. Any decline in the value of carbon credits associated with Origin’s products could have a material adverse effect on its results of operations, cash flow and financial condition.

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The loss of one or more of Origin’s significant customers, a significant reduction in their orders, their non-exercise of options, their inability to perform under their contracts, their unwillingness to extend contractual deadlines if there is a delay in Origin’s ability to produce the required amounts of contracted products, or a significant deterioration in their financial condition could have a material adverse effect on Origin’s business, results of operations and financial condition.

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Demand in the market for Origin’s carbon-negative products may change, which would have an adverse effect on Origin’s business, results of operations and financial condition. Furthermore, the technology for Origin’s carbon-negative products is new, and the performance and ultimate carbon footprint of these products may be uncertain. The market for carbon-negative products is nascent and subject to significant risks and uncertainties.

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There are significant technological and logistical challenges associated with producing, marketing, selling and distributing renewable chemicals, and Origin may not be able to resolve all of the difficulties that may arise in a timely or cost-effective manner, or at all. While Origin believes that it understands the engineering and process characteristics necessary to successfully build and operate its additional planned facilities and to scale up to larger facilities, its assumptions may prove to be incorrect, and it may be unable to consistently produce low-carbon renewable chemical products in an economical manner in commercial quantities.

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Origin’s industry is highly competitive, and Origin faces significant competition from both large established producers of fossil-based materials and a variety of current and future producers of low-carbon, biodegradable, or renewable resource-based materials. Many of Origin’s current competitors have longer operating histories, greater name recognition, larger customer bases and significantly greater financial, sales and marketing, manufacturing, distribution, technical, lobbying, and other resources than Origin. Origin may lose market share to, or fail to gain market share from, producers of products that can be substituted for its products, which may have an adverse effect on its results of operations and financial condition.

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A decrease in the availability or an increase in the price of Origin’s raw materials and various inputs used in its products and processes may occur, which may have an adverse effect on Origin’s business if the costs associated therewith cannot be passed through to Origin’s customers or make Origin’s products cost-disadvantaged.

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Maintenance, expansion and refurbishment of Origin’s facilities, the construction of new facilities (including acquisition and re-purposing brownfield sites) and the development and implementation of new manufacturing processes involve significant risks, which may have an adverse effect on Origin’s results of operations and financial condition.

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Compliance with extensive environmental, health and safety laws could require material expenditures, changes in Origin’s operations or site remediation. In addition, Origin uses hazardous materials in its business, and it must comply with environmental laws and regulations associated therewith. Any claims relating to improper handling, storage or disposal of these materials or noncompliance with applicable laws and regulations could be time consuming and costly and could adversely affect its business and results of operations.

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The market for bioplastics is heavily influenced by applicable federal, state and local government laws, regulations and policies as well as public perception. Changes in these laws, regulations and policies or how these laws, regulations and policies are implemented and enforced could cause the demand for bioplastics to decline and deter investment in the research and development of bioplastics. Concerns associated with bioplastics, including land usage, national security interests, deforestation, food crop usage and other environmental concerns, continue to receive legislative, industry and public attention. This attention could result in future legislation, regulation and/or administrative action that could adversely affect Origin’s business. In addition, various petrochemical products, including plastics, have faced increased public scrutiny due to negative coverage of plastic waste in the environment, which has resulted in local, state, federal and foreign governments proposing and in some cases approving, restrictions on the manufacture, consumption and disposal of certain petrochemical products. Although Origin’s products are intended to replace petrochemical products, increased regulation on the use of such products or other products in Origin’s industry, whatever their scope or form, could increase Origin’s costs of production, impact overall consumption of Origin’s products or result in misdirected negative publicity. Any inability to address these requirements and any regulatory or policy changes could have a material adverse effect on Origin’s business, financial condition and results of operations.

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Origin may be required to make significant capital investments in developing intellectual property and other proprietary information to improve and scale its technological processes, and failure to fund and make these investments, or underperformance of the technology funded by these investments, could severely impact Origin’s business, financial condition, results of operations and prospects.

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Origin’s business relies on intellectual property and other proprietary information, and Origin’s failure to protect its rights could harm its competitive advantages with respect to the manufacturing of its products, which may have an adverse effect on Origin’s results of operations and financial condition. The various bioindustrial markets in which Origin plans to operate are subject to frequent and extensive litigation regarding patents, trade secrets and other intellectual property rights. In addition, many companies in intellectual property-dependent industries, including the renewable energy industry, have employed intellectual property litigation as a means to gain an advantage over their competitors. As a result, Origin may be required to defend against claims of intellectual property infringement that may be asserted by its competitors against it and, if the outcome of any such litigation is adverse to Origin, it may affect its ability to compete effectively.

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Origin depends on information technology systems throughout its operations. The failure of any such systems or the failure of such systems to scale as Origin’s business grows, could adversely affect its results of operations.

•	Origin is dependent on management and key personnel, and Origin’s business would suffer if it fails to retain its key personnel and attract additional highly skilled employees.

•	The unaudited pro forma financial information included in the investor presentation may not be indicative of what Origin’s actual financial position or results of operations will be.

Risks Related to Being a Public Company

•	Origin’s management team has limited experience managing a public company and may not successfully or effectively manage Origin’s transition to a public company.

•	As with any public company, Artius may be subject to securities litigation, which is expensive and could divert management’s attention.

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Origin’s internal control over financial reporting may not be effective detecting or preventing material errors at a reasonable level of assurance. Origin’s past or future financial statements may not be accurate and Origin may not be able to timely report its financial condition or results of operations, which may adversely affect investor confidence in Origin and the price of Artius’s securities.

Risks Related to Artius’s Securities

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If the benefits of the business combination do not meet the expectations of investors or securities analysts, the market price of Artius’s securities may decline, either before or after the closing of the business combination.

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The combined entity will incur significant increased expenses and administrative burdens as a public company, which could have an adverse effect on its business, financial condition and results of operations.

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An active trading market for Artius’ Class A ordinary shares may not be available on a consistent basis to provide stockholders with adequate liquidity. The stock price may be extremely volatile, and stockholders could lose a significant part of their investment.

•	Artius Class A ordinary shares may fail to meet the continued listing standards of the Nasdaq Capital Market (“Nasdaq”), and additional shares may not be approved for listing on Nasdaq.

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Because Origin has no current plans to pay cash dividends for the foreseeable future, you may not receive any return on investment unless you sell your shares for a price greater than that which you paid for them.

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If, following the transaction, securities or industry analysts do not publish or cease publishing research or reports about Origin, its business, or its market, or if they change their recommendations regarding Origin’s securities adversely, the price and trading volume of Origin’s securities could decline.

General Risks

•	Economic downturns and political and market conditions beyond Artius’s control could adversely affect its business, financial condition and results of operations.

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Artius may require additional capital to support Origin’s growth, and such capital might not be available on terms acceptable to Artius, if at all. This could hamper its growth and adversely affect its business.

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Origin is exposed to the risk of natural disasters, political events, health crises such as the global Covid-19 outbreak, war and terrorism and other macroeconomic events, each of which could disrupt its business and adversely affect its results of operations.

Risks Related to Artius and the Business Combination

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Directors of Artius have potential conflicts of interest in recommending that Artius’s shareholders vote in favor of the adoption of the merger agreement and the business combination, and approval of the other proposals to be described in the proxy statement/prospectus.

•	If you hold public warrants of Artius, Artius may, in accordance with their terms, redeem your unexpired Artius warrants prior to their exercise at a time that is disadvantageous to you.

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Artius’s founders, directors, officers, advisors and their affiliates may elect to purchase Artius Class A ordinary shares or Artius warrants from public shareholders, which may influence the vote on the business combination and reduce the public “float” of Artius’s Class A ordinary shares.

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Artius’s sponsor has agreed to vote in favor of the business combination, regardless of how Artius’s public shareholders vote. As a result, approximately 20.0% of Artius’s voting securities outstanding, representing the Artius voting securities held by Artius’s sponsor, will be contractually obligated to vote in favor of the business combination.

•	Even if Artius consummates the business combination, there can be no assurance that Artius’s public warrants will be in the money during their exercise period, and they may expire worthless.

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The ability of Artius’s shareholders to exercise redemption rights with respect to a large number of outstanding Artius Class A ordinary shares could increase the probability that the business combination would not occur.

•	The business combination is subject to conditions, including certain conditions that may not be satisfied on a timely basis, if at all.

•	The Artius board has not obtained and will not obtain a third-party valuation or financial opinion in determining whether to proceed with the business combination.

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Current Artius shareholders will own a smaller proportion of the post-closing company than they currently own of Artius ordinary shares. In addition, following the closing of the business combination, Artius may issue additional shares or other equity securities without your approval, which would further dilute your ownership interests and may depress the market price of its shares.